EXHIBIT 10.22

                                                --------------------------------
                                                     CONFIDENTIAL TREATMENT
                                                         REQUESTED BY
                                                  PLAY BY PLAY TOYS & NOVELTIES,
                                                              INC.
                                                --------------------------------

           CERTAIN PORTIONS OF THIS EXHIBIT, MARKED AS "*REDACTED*,"
                HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY
                  WITH THE COMMISSION BASED UPON A REQUEST FOR
                             CONFIDENTIAL TREATMENT.


                                November 10, 2000
                                  AMENDMENT #3


Raymond Braun
PLAY-BY-PLAY TOYS & NOVELTIES, INC.
4400 Tejasco
San Antonio, TX  78218

RE:  WARNER BROS. LICENSE AGREEMENT #90248

Gentlemen:

This letter when fully executed shall formally amend the above-referenced License Agreement, dated January 1, 1998, as amended, relative to certain rights owned and controlled by Warner Bros.

By our mutual execution hereof, it is agreed as follows:

1.    PARAGRAPH 1 (A) "LICENSED PROPERTY": is hereby amended as follows:

      Notwithstanding anything to the contrary contained herein:

(a) The "Licensed Property" with respect to Licensed Products distributed through the TOY CHANNELS shall be limited to the specific properties listed in Exhibit 1 attached to this Amendment and incorporated herein by reference (the "Exhibit 1 Properties") only;

(b) The "Licensed Property" with respect to MANUFACTURING rights (as provided in Paragraph 5 (a) of this Amendment) shall be limited to the specific properties listed in Exhibit 2 attached to this Amendment and incorporated herein by reference (the "Exhibit 2 Properties"); and

(c) The "Licensed Property" with respect to manufacturing rights of AMUSEMENT GRADE PLUSH (as provided in Paragraph 4 (b) of this Amendment) shall be limited to the specific properties listed in
         Exhibit 3 attached to this Amendment and incorporated herein by reference (the "Exhibit 3 Properties").

2.    PARAGRAPH 1 (B) "TERRITORY": is hereby amended as follows:

      Brazil shall be specifically excluded from the Territory, effective as of the execution of this Amendment. Notwithstanding the foregoing, the manufacturing rights described in Paragraphs 5 (a) - (b) of this Amendment shall apply to all Latin America countries, including Brazil.

3.    PARAGRAPH 1 (D) "GUARANTEED CONSIDERATION": is hereby amended as follows:

      (a) Licensor hereby acknowledges receipt of ($*REDACTED*) of the original ($*REDACTED*) Guaranteed Consideration. The remaining balance of the Guaranteed Consideration of ($*REDACTED*) shall constitute a flat fee (the "Flat Fee"), and shall be payable in United States dollars as follows:

                                                --------------------------------
                                                     CONFIDENTIAL TREATMENT
                                                         REQUESTED BY
                                                  PLAY BY PLAY TOYS & NOVELTIES,
                                                              INC.
                                                --------------------------------

      ($*REDACTED*) payable on or before January 1, 2001;

      ($*REDACTED*) payable on or before March 31, 2001;

      ($*REDACTED*) payable on or before June 30, 2001;

      ($*REDACTED*) payable on or before September 30, 2001;

      ($*REDACTED*) payable on or before December 31, 2001;

      ($*REDACTED*) payable on or before March 31, 2002;

      ($*REDACTED*) payable on or before June 30, 2002;

      ($*REDACTED*) payable on or before September 30, 2002.

      (b) On or before November 22, 2000, Licensee shall provide to Licensor a security instrument in for form of an irrevocable insurance bond issued by Amwest Surety Insurance Company (provided that all reinsurers must comply with the financial characteristics as described in the letter attached to this Amendment as Exhibit 4) in the amount of ($*REDACTED*) (the "Security Instrument") of which (a) ($*REDACTED*) shall be security against the Guaranteed Consideration under this Agreement, and (b) ($*REDACTED*) shall be security against the Guaranteed Consideration under License Agreement #68116 between Licensor and Licensee.

            In the event the Security Instrument is not delivered to Licensor as provided herein, this Amendment shall be null and void and of no force or effect.

      (c) Licensee agrees that the *REDACTED* executed in connection with this Agreement shall be amended as follows: *REDACTED* Licensee shall deliver documentation for the foregoing amendments to the *REDACTED*, in a form acceptable to Licensor, no later than November 30, 2000, and for the new price under (B) above within ten (10) business days following determination of the new price.

4.    PARAGRAPH 1 (E) "TERM": The Term is hereby extended as follows:

      (a) For the TOY CHANNELS: An additional nine (9) month period, *REDACTED*; and

      (b) For MANUFACTURING rights (as provided in Paragraphs 5 (a) - (b) of this Amendment): An additional one (1) year period, *REDACTED*.

            Notwithstanding anything to the contrary set forth in this Agreement, effective January 1, 2000, all rights granted to Licensee under this Agreement for all Licensed Products shall be *REDACTED*.

5.    PARAGRAPH 1 (G) "ROYALTY RATE": is hereby deleted in its entirety.

6.    PARAGRAPH 1 (H) "DISTRIBUTION CHANNELS": is hereby amended as follows:

   Effective as of the execution of this Amendment, *REDACTED*. Effective January 1, 2001, *REDACTED*; provided however, that for the period January 1, 2001 through December 31, 2001:

                                                --------------------------------
                                                     CONFIDENTIAL TREATMENT
                                                         REQUESTED BY
                                                  PLAY BY PLAY TOYS & NOVELTIES,
                                                              INC.
                                                --------------------------------


      (a) Licensee shall have *REDACTED* which may be nominated by Licensor for the Exhibit 2 Properties only.

      (b) Licensee shall have *REDACTED* which may be nominated by Licensor for the Exhibit 3 Properties only. Such plush may only be supplied in open card tray format (mass style) to Latin America countries and is subject to approval by Licensor on a case-by-case basis; and

7. PARAGRAPH 4 "CONSIDERATION": is hereby deleted in its entirety and replaced with the following:


      (a) The Flat Fee paid by Licensee shall not be applied or accrue against any royalties. No part of the Flat Fee shall be repayable to Licensee.

      (b)   Intentionally omitted.

      (c) Sales shall be reported as set forth in Paragraph 5 (a). It is a material term and condition of this Agreement that sales be broken down by (1) Licensed Product, (2) country, (3) Licensed Property, and (4) Distribution Channel. In the event Licensee fails to do so, Licensor shall have the right to terminate this Agreement. Licensor shall also have the right to require Licensee to report sales on a retailer-by-retailer basis.

      (d)   Intentionally omitted.

      (e) Licensee shall pay all taxes, customs, duties, assessments and other charges levied upon the importation of or assessed against the Licensed Products under this Agreement, as well as all Licensee's costs of doing business and Licensor shall have no liability thereof.

      (f)   Intentionally omitted."

8.    PARAGRAPH 5 "PERIODIC STATEMENTS": is hereby amended as follows:

   Notwithstanding anything to the contrary contained herein, Licensee shall not be required to include any references to royalties in the periodic statements hereunder. Licensee shall continue to report all sales in the manner required hereunder.

In all other respects, other than as noted above the subject License Agreement and all of its terms and conditions shall continue to govern our relationship. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the License Agreement.

This letter shall have no legal effect unless and until (a) it is signed by Licensee and delivered to Licensor no later than November 14, 2000, and (b) it is thereafter signed by Licensor.

LICENSOR                                  LICENSEE;
WARNER BROS. CONSUMER PRODUCTS            PLAY-BY-PLAY TOYS & NOVELITES,
A division of Time Warner                 INC.
Entertainment Company L.P., on
Behalf of itself and as Agent
For Warner Bros.  A Division of
Time Warner Entertainment Company
L.P.
By: _________________________________     By: ___________________________
       Gary R. Simon
       Senior Vice President              Its: __________________________
       Business and Legal Affairs

Date: ________________________________    Date: _________________________

                                                --------------------------------
                                                     CONFIDENTIAL TREATMENT
                                                         REQUESTED BY
                                                  PLAY BY PLAY TOYS & NOVELTIES,
                                                              INC.
                                                --------------------------------


                                    EXHIBIT 1

(I)                 *REDACTED* (as defined in Schedule A-10); and
(II)                   *REDACTED* (as defined in Schedule B-4).




                                    EXHIBIT 2

(i)                    *REDACTED*(as defined in Schedule A-2);
(ii)                   *REDACTED* (as defined in Schedule B-5);
(iii)                *REDACTED* (as defined in Schedule B-6); and
(iv)                   *REDACTED* (as defined in Schedule B-9).




                                    EXHIBIT 3

           (i)      *REDACTED** (as defined in Schedule A-10);
           (ii)      *REDACTED** (as defined in Schedule B-3);
           (iii)    *REDACTED* (as defined in Schedule B-4);
           (iv)     *REDACTED* (as defined in Schedule B-5);
            (v)     *REDACTED* (as defined in Schedule B-6); and
           (vi)      *REDACTED* (as defined in Schedule B-9).


            * These properties are not applicable in Brazil.